Exhibit 99.1

MFRI, INC. SECOND AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER DATED DECEMBER 3, 2008

A.	Organization

The Audit Committee shall be organized as follows:

1.         The Audit Committee shall consist of three (3) or more directors elected annually by the Board of Directors.

2.         Each member of the Audit Committee shall (i) be “independent” as defined in NASDAQ Rule 4200(a)(15) and the rules of The Finance Industry Regulatory Association (“FINRA”), (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended., (iii) and otherwise meet any applicable requirements of FINRA, NASDAQ and the Securities and Exchange Commission.

3.         Each member of the Audit Committee shall be financially literate and at least one (1) of the members shall be an “audit committee financial expert” as such term is defined by the United States Securities and Exchange Commission.

4.	The Audit Committee shall not include any member who:

(a)       has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years [NASDAQ Rule 4200(a)(15)]; or

(b)       accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other committee of the Board or Directors [SARBANES Section 301 & NASDAQ]; or

(c)       is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of The NASDAQ Stock Market.

5.         The Audit Committee shall annually review its charter and recommend to the Board of Directors any charter changes that the Audit Committee considers advisable.

6.         The Audit Committee shall meet as frequently as circumstances require, but in no event less than two times per year. The Audit Committee may ask members of management or others to attend meeting and provide pertinent information as necessary.

7.         The Audit Committee will have direct access to financial, legal, and other staff of and advisors to the Company. Such advisors may assist the members in defining their rules and responsibilities, consult with members regarding a specific audit or other issues that may arise in the course of the Audit Committee’s duties.

8.         The Audit Committee shall report periodically to the Board of Directors on matters within the scope of the Audit Committee’s responsibility.

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Exhibit 99.1

9.         The Audit Committee shall elect a Chairman and a Deputy Chairman each to serve until a successor is elected.

10.       The Audit Committee is empowered to retain independent counsel and other independent professionals.

B.	Scope of Responsibilities

The Audit Committee shall have the following responsibilities:

1.         The appointment, discharge, compensation and oversight of accounting firms registered with the Public Company Accounting Oversight Board (“independent auditors”), including resolution of any disagreements between the independent auditors and management regarding financial reporting.

2.         The independent auditors shall report to and be accountable to the Audit Committee.

3.         Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on the independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement.

4.	Receive reports of the independent auditors.

5.         Determine funding required to pay the independent auditors and any advisors employed by the Audit Committee.

6.         Review independence with independent auditors no less frequently than annually, including the consideration of other services provided by the independent auditors or their affiliates. Obtain on an annual basis written confirmation of the independence of the independent auditors.

7.         Serve as a channel of communication between the independent auditors and the Board of Directors.

8.         Review with the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

9.         Conduct separate executive sessions with management and with the independent auditors relating to the areas within the scope of Audit Committee responsibility.

10.       Consider the results of the review of the interim financial statements by the independent auditors. The Audit Committee Chairman (or in the extended absence of the Chairman, the Deputy Chairman) will discuss the results of the review with the independent auditors and the Company’s Chief Financial Officer prior to public announcement of the interim results. The Chairman or Deputy Chairman will convene the Audit Committee by telephone or in person if in his judgment there is an issue that warrants such a meeting.

11.       Recommend to the Board of Directors the inclusion of the audited financial statements in the Company’s annual report on Form 10-K.

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Exhibit 99.1

12.       Prepare an annual report of the Audit Committee to be included in the Company’s annual meeting proxy statement.

13.       Review the Company’s compliance with applicable accounting and financial reporting rules, including SEC, NASD, PCAOB and AICPA rules.

14.       Inquire of management and of the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

15.	Consider and review with the independent auditors:

(a)       The adequacy of the Company’s internal controls including computerized information system controls and security.

(b)       The findings and recommendations of the independent auditors together with management’s responses with respect to the Company’s internal controls.

16.	Consider and review with management and the independent auditors:

(a)       Significant findings during the year, including the status of previous audit recommendations.

(b)        Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

17.       Inquire as to the independent auditors’ independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

18.       Inquire as to the independent auditors’ views about whether management’s choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

19.       Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor [SARBANES Section 204; SEC Release No. 33-8183].

20.       Consider, in consultation with the independent auditors, the audit scope and plan of the independent auditors.

21.       Review with management and the independent auditors the results of annual audits and related comments deemed appropriate including:

(a)       The independent auditors’ audit of the Company’s annual financial statements, accompanying footnotes, any certification, report, opinion or review rendered by the independent auditor. [Item 306 of S-K]

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Exhibit 99.1

(b)	Any significant changes required in the independent auditors’ audit plans.

(c)       Any difficulties or disputes with management encountered during the course of the audit.

(d)	The Company’s compliance with its loan covenants.

(e)       Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

(f)        Any off balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings [recommended in light of SARBANES Section 401(a) and SEC Release No. 33-8182].

22.       Review with the independent auditors any impending changes in accounting and financial reporting rules, including SEC, NASD, PCAOB and AICPA rules, and the expected impact of such changes on the Company.

23.       Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

24.       Discuss with management the status of pending litigation, taxation matters and areas of oversight to the legal and compliance area as may be appropriate, including a report from management at each meeting covering issues of a legal, investigative, or audit nature; whether complete, in-process, or potential; whether being handled in-house or with counsel.

25.       Establish a system for receiving, retaining and responding to complaints and concerns regarding accounting, internal controls and auditing matters.

26.       Establish a confidential, anonymous system for submission by employees of the Company of concerns regarding questionable accounting or auditing matters..

27.       Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitations (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence, and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor. [Statement on Accounting Standards No. 61 & Independence Standards Board Standard No. 1]

28.       Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprietaries. [NASDAQ]

29.	Confirm that outside auditor rotates lead/coordinating audit partners.

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Exhibit 99.1

30.       Confirm compliance with “revolving door” prohibition regarding executives who are prior employees of outside auditor.

31.       Confirm that Audit Committee members do not receive compensation other than board fees (which include board committee fees).

32.       Review with CEO and CFO the results of their evaluation of internal controls and disclosure controls.

33.       The Audit Committee has the responsibility to exercise the powers set out in this Charter. However, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete or constitute a fair presentation or are in accordance with generally accepted accounting principles. These matters are the responsibility of management and the independent auditor. It is also not the duty of the Audit Committee to ensure compliance with laws and regulations.

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